UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2008

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Northwest Pipe Company

5721 SE Columbia Way Suite 200

Vancouver WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On October 15, 2008, Northwest Pipe Company (the “Company”), Bank of America, N.A., as Administrative Agent, and Union Bank of California, N.A entered into a Second Amended and Restated Credit Agreement (the “Second Amended Credit Agreement”). The Second Amended Credit Agreement amends and restates the Amended and Restated Credit Agreement dated May 31, 2007. The Second Amended Credit Agreement provides for a revolving loan, swing line loan and letters of credit in the aggregate amount of up to $150 million, with an option for the Company to increase that amount to $200 million if the Company locates willing lenders. The Second Amended Credit Agreement reflects changes in the interest rates charged on outstanding balances and changes in certain financial covenants. Borrowings under the Second Amended Credit Agreement are secured by substantially all of the Company’s personal property. The foregoing description of the Second Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended Credit Agreement, which is filed herewith as Exhibit No. 10.1 to this Report, and is incorporated herein by reference.

On October 15, 2008, the Company entered into a First Amendment and Limited Waiver to the Amended and Restated Note Purchase and Private Shelf Agreement with Prudential Investment Management, Inc. and certain affiliates (the “Amended Prudential Note Agreement”). The Amended Prudential Note Agreement reflects changes in certain financial covenants and other changes to generally conform to the Second Amended Credit Agreement. The Company may issue additional notes under the Amended Prudential Note Agreement in the aggregate principal amount of up to $35 million. The foregoing description of the Amended Prudential Note Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Prudential Note Agreement, which is filed herewith as Exhibit No. 10.2 to this Report, and is incorporated herein by reference.

On October 15, 2008, the Company entered into a First Amendment to and Consent under the Second Amended and Restated Intercreditor and Collateral Agency Agreement with Bank of America, N.A., Union Bank of California, N.A., U.S. National Bank, National Association and Prudential Investment Management, Inc. and certain of its affiliates (the “Amended Intercreditor Agreement”). The Amended Intercreditor Agreement reflects changes made to conform to the Second Amended Credit Agreement and the Amended Prudential Note Agreement. The foregoing description of the Amended Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Intercreditor Agreement, which is filed herewith as Exhibit No. 10.3 to this Report, and is incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1	Second Amended and Restated Credit Agreement dated October 14, 2008, by and among Northwest Pipe Company, Bank of America, N.A., as Administrative Agent, and Union Bank of California, N.A.*

10.2	First Amendment and Limited Waiver to the Amended and Restated Note Purchase and Private Shelf Agreement dated as of October 14, 2008 by and among Northwest Pipe Company and Prudential Investment Management, Inc. and certain affiliates.*

10.3	First Amendment to and Consent under the Second Amended and Restated Intercreditor and Collateral Agency Agreement dated as of October 14, 2008 by and between Northwest Pipe Company, Bank of America, N.A., Union Bank of California, N.A., U.S. National Bank, National Association and Prudential Investment Management, Inc. and certain of its affiliates.*

*	Schedules and similar attachments to this Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 20, 2008.

NORTHWEST PIPE COMPANY (Registrant)

By	/s/ Stephanie J. Welty
Stephanie J. Welty, Senior Vice President and Chief Financial Officer